UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

26North BDC, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56594	93-2305832
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Madison Avenue 26th Floor
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 224-0626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2026, the Company entered into Amendment No. 3 ("Amendment No. 3") to that certain Loan and Security Agreement, dated as of February 7, 2025 (as amended, restated or otherwise modified from time to time), by and among 26North BDC, Inc. (the "Company"), as borrower, 26North Direct Lending LP, as portfolio manager, the lenders Party thereto, and JPMorgan Chase Bank, National Association, as administrative agent (the “Subscription Facility”). Amendment No. 3 amended certain terms of the Subscription Facility, including, but not limited to, amendments to (i) extend the scheduled maturity date of the Subscription Facility until August 13, 2027, (ii) increase the Advance Rate upon the satisfaction of certain Minimum Funded Conditions and (iii) include covenants regarding the Minimum Funded Conditions.

Capitalized terms used but not defined in this Item 1.01 shall have the meanings given to them in the Subscription Facility.

The description above is only a summary of the material provisions of Amendment No. 3 and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Amendment No. 3 to the Loan and Security Agreement, dated as of August 14, 2026, by and among 26North BDC, Inc., as Borrower, 26North Direct Lending LP, as Portfolio Manager, the Lenders party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

26North BDC, Inc.

Date:	August 20, 2026	By:	/s/ Jonathan Landsberg
Jonathan Landsberg Chief Financial Officer and Treasurer